EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Jose Gordo, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) This Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2016, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in such Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jose Gordo
Jose Gordo
Chief Financial Officer and Treasurer

Dated: March 16, 2017